Exhibit 10.3

EXECUTION DRAFT

FORBEARANCE WITH RESPECT TO WAREHOUSE FACILITY AGREEMENTS

This Forbearance with respect to Warehouse Facility Agreements, dated as of the Effective Date (as defined below) (this “Forbearance”), is entered into by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Credit Suisse”), as Administrative Agent on behalf of Buyers (in such capacity, “Administrative Agent”), CREDIT SUISSE AG, A COMPANY INCORPORATED IN SWITZERLAND, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH (“CS Cayman”), ALPINE SECURITIZATION LTD (“Alpine” and together with CS Cayman, the “CS Buyers”), BARCLAYS BANK PLC (“Barclays” and together with the CS Buyers, each acting in its respective capacity as purchaser or buyer, as applicable, under the applicable Repo Transaction Documents (as defined below), the “Buyers”), BARCLAYS CAPITAL, INC., CREDIT SUISSE AG, NEW YORK BRANCH (“CS New York”), DITECH FINANCIAL LLC (“Ditech”), REVERSE MORTGAGE SOLUTIONS, INC. (“RMS”), RMS REO CS, LLC (“CS REO Subsidiary”), RMS REO BRC, LLC (“Barclays REO Subsidiary” and, together with CS REO Subsidiary, the “REO Subsidiaries”), DITECH AGENCY ADVANCE TRUST (“DAAT”), DITECH PLS ADVANCE TRUST II (“DPAT II”), and DITECH HOLDING CORPORATION (“Guarantor”, and together with Ditech, RMS, REO Subsidiaries, DAAT and DPAT II, the “Ditech Parties”).

RECITALS

WHEREAS, (i) Administrative Agent, Buyers and Ditech are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “Ditech Exit Repurchase Agreement”), and (ii) the Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “Ditech Exit Guaranty” and, collectively with the Ditech Exit Repurchase Agreement, and the other Program Agreements (as such term is defined in the Ditech Exit Repurchase Agreement), the “Ditech Exit Transaction Documents”), dated as of February 9, 2018, by the Guarantor in favor of Administrative Agent for the benefit of the Buyers;

WHEREAS, (i) the Administrative Agent, Buyers, RMS and REO Subsidiaries are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of November 30, 2017 (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “RMS Exit Repurchase Agreement”) and (ii) the Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “RMS Exit Guaranty” collectively with the RMS Exit Repurchase Agreement and the other Program Agreements (as such term is defined in the RMS Exit Repurchase Agreement), the “RMS Exit Transaction Documents”, and, together with the Ditech Exit Transaction Documents, the “Exit Repo Transaction Documents”), dated as of February 9, 2018, by the Guarantor in favor of Administrative Agent for the benefit of the Buyers;

WHEREAS, (i) Barclays and RMS are parties to that certain Master Repurchase Agreement, dated as of April 23, 2018 (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “Barclays-RMS Repurchase Agreement”) and (ii) the Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “Barclays-RMS Guaranty” collectively with the Barclays-RMS Repurchase Agreement and the other Program Documents (as such term is defined in the Barclays-RMS Repurchase Agreement), the “Barclays-RMS Transaction Documents”), dated as of April 23, 2018, by the Guarantor in favor of Barclays. The Barclays-RMS Transaction Documents and the Exit Repo Transaction Documents are referred to herein collectively as the “Repo Transaction Documents”;

WHEREAS, (i) Ditech and CS New York are parties to that certain Master Securities Forward Transaction Agreement, dated as of September 24, 2018, and (ii) Ditech and Barclays Capital, Inc. (“Barclays Counterparty”, and together with CS New York, the “MSFTA Counterparties”) are parties to that certain Master Securities Forward Transaction Agreement, dated as of May 22, 2017, between the Barclays Counterparty and Ditech, each as amended, restated, supplemented or otherwise modified as of the Effective Date, and collectively referred to herein as the “MSFTAs”;

WHEREAS, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, DAAT, as issuer, Ditech, as administrator and servicer, and Credit Suisse, as administrative agent, are parties to (i) that certain Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as amended, supplemented, or otherwise modified prior to the Effective Date, the “DAAT Indenture”) and (ii) that certain Series 2018-VF1 Indenture Supplement, dated as of February 9, 2018, and effective as of February 12, 2018 (as amended, supplemented or otherwise modified prior to the Effective Date, the “DAAT VFN Supplement”, collectively with the DAAT Indenture and the Transaction Documents (as defined in the DAAT Indenture), the “DAAT Transaction Documents”). CS New York and Barclays, acting solely in their capacities as Series Required Noteholders (as defined in the DAAT VFN Supplement) of the Series 2018-VF1 Notes (as defined in the DAAT VFN Supplement), are referred to herein collectively as the “DAAT VFN Noteholders”;

WHEREAS, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, DPAT II, as issuer, Ditech, as administrator and servicer, and Credit Suisse, as administrative agent, are parties to (i) that certain Indenture, dated as of February 9, 2018, and effective as of February 12, 2018 (as amended, supplemented, or otherwise modified prior to the Effective Date, the “DPAT II Indenture”) and (ii) that certain Series 2018-VF1 Indenture Supplement, dated as of February 9, 2018, and effective as of February 12, 2018 (as amended, supplemented or otherwise modified prior to the Effective Date, the “DPAT II VFN Supplement”, collectively with the DPAT II Indenture and the Transaction Documents (as defined in the DPAT II Indenture), the “DPAT II Transaction Documents”). The DAAT Transaction Documents and the DPAT II Transaction Documents are referred to herein collectively as the “Servicing Advance Facility Agreements”. The Servicing Advance Facility Agreements, the Repo Transaction Documents and the MSFTAs are referred to herein each as a “Warehouse Facility Agreement” and collectively as the “Warehouse Facility Agreements”. CS New York and Barclays, acting solely in their capacities as Series Required Noteholders (as defined in the DPAT II VFN Supplement) of the Series 2018-VF1 Notes (as defined in the DPAT II VFN Supplement), are referred to herein collectively as the “DPAT II VFN Noteholders”, and together with the DAAT VFN Noteholders, the “VFN Noteholders”;

WHEREAS, (i) on December 17, 2018, the Guarantor failed to make an interest payment (the “Specified Interest Payment”) with respect to the 9.0% Second Lien Senior Subordinated PIK Toggle Notes due 2024, issued under the indenture, dated as of February 9, 2018 (as amended, supplemented or otherwise modified prior to the Effective Date, the “2L Indenture”) among the Guarantor, as issuer, the subsidiary guarantors party thereto (collectively, the “2L Indenture Guarantors”), and Wilmington Savings Fund Society, FSB, as trustee and collateral agent (in such capacities, together with any successors and assigns in any such capacity, the “2L Indenture Trustee”), and (ii) the Guarantor and the 2L Indenture Guarantors anticipate continuing to fail to make such Specified Interest Payment beyond any applicable grace period set forth in the 2L Indenture (together with any other default, event of default or similar event under instruments governing Indebtedness (as defined below) of Guarantor or any of its Subsidiaries resulting solely from the foregoing, the “Specified Guarantor Default”); and

WHEREAS, the parties hereto have agreed to enter into this Forbearance subject to and on the terms set forth herein.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Forbearances.

(a) Each of the Administrative Agent and the Buyers acknowledges and agrees that as of the Effective Date (as defined below) and until the termination of this Forbearance pursuant to Section 3, and notwithstanding anything to the contrary in the Repo Transaction Documents (but subject to Sections 1(d), 1(e), 3 and 4 hereof):

(i) it shall not declare a default, event of default, acceleration event, or other similar event, in each case, with respect to any Repo Transaction Document to which it is a party, solely based upon (x) the Specified Guarantor Default and/or (y) any related acceleration of Indebtedness resulting solely from the Specified Guarantor Default (clauses (x) and (y) above, collectively the “Specified Defaults”);

(ii) it shall not accelerate debt, foreclose on property, liquidate collateral, or otherwise commence the exercise of remedies with respect to any property, funds, or collateral held or owned pursuant to any Repo Transaction Document to which it is a party, solely based upon any Specified Default; and

(iii) (x) it shall continue to enter into Transactions (as defined in the applicable Repo Transaction Document) with the applicable Ditech Party in accordance with the terms of and subject to the conditions set forth in the applicable Repo Transaction Documents (as modified by the terms of this Forbearance), and (y) none of the Ditech Parties shall be required to deliver any notice or any officer’s compliance certificate pursuant to any Repo Transaction Document to which it is a party in connection with any Specified Default.

(b) Each MSFTA Counterparty acknowledges and agrees that as of the Effective Date (as defined below) and until the termination of this Forbearance pursuant to Section 3, and notwithstanding anything to the contrary in the MSFTAs (but subject to Sections 1(d), 1(e), 3 and 4 hereof):

(i) it shall not declare a default, event of default, acceleration event, or other similar event, in each case, with respect to any MSFTA to which it is a party, solely based upon any Specified Default;

(ii) it shall not accelerate debt, foreclose on property, liquidate collateral, or otherwise commence the exercise of remedies with respect to any property, funds, or collateral held or owned pursuant to any MSFTA to which it is a party, solely based upon any Specified Default; and

(iii) (x) it shall continue to enter into Transactions (as defined in the applicable MSFTA) with Ditech in accordance with the terms of and subject to the conditions set forth in the applicable MSFTA (as modified by the terms of this Forbearance), and (y) Ditech shall not be required to deliver any notice or any officer’s compliance certificate pursuant to any MSFTA to which it is a party in connection with any Specified Default.

(c) Each VFN Noteholder acknowledges and agrees that as of the Effective Date (as defined below) and until the termination of this Forbearance pursuant to Section 3, and notwithstanding anything to the contrary in the Servicing Advance Facility Agreements (but subject to Sections 1(d), 1(e), 3 and 4 hereof):

(i) (x) it hereby waives any Target Amortization Event (as defined in the DAAT VFN Supplement or the DPAT II VFN Supplement, as applicable) solely arising from any Specified Default and (y) it shall not declare any Event of Default (as defined in the DAAT Indenture or the DPAT II Indenture, as applicable), acceleration event, or other similar event, in each case, with respect to any Servicing Advance Facility Agreement, solely based upon any Specified Default;

(ii) it shall not accelerate debt, foreclose on property, liquidate collateral, or otherwise commence the exercise of remedies under any Servicing Advance Facility Agreement, solely based upon any Specified Default; and

(iii) (x) it shall continue to fund VFN Draws (as defined in the DAAT Indenture and the DPAT II Indenture, as applicable) in accordance with the terms of and subject to the conditions set forth in the applicable Servicing Advance Facility Agreements (as modified by the terms of this Forbearance), and (y) none of the Ditech Parties shall be required to deliver any notice or any officer’s compliance certificate pursuant to any Servicing Advance Facility Agreement to which it is a party in connection with any Specified Default.

(d) Notwithstanding anything to the contrary in this Section 1, in no event shall any waiver, forbearance or other agreement set forth in Section 1(a), 1(b) or 1(c) apply to any indebtedness (including any warehouse, credit, repurchase, line of credit, financing, derivative, hedging or forward sale agreements or other Indebtedness or obligation) in respect of which the holders, or an agent, trustee or other representative of the holders, have commenced the exercise of remedies (i) against any assets constituting or contemplated to be Collateral (as defined below), or (ii) in a manner that is materially adverse to the rights, claims or interests of any of the Secured Parties (as defined below).

(e) Notwithstanding anything to the contrary herein, this Forbearance shall not, and shall not be construed to, obligate (i) the Administrative Agent or any Buyer to enter into any Transaction (as defined in the applicable Repo Transaction Document), (ii) any MSFTA Counterparty to enter into any Transaction (as defined in the applicable MSFTA) or (iii) any VFN Noteholder to fund any VFN Draw (as defined in the DAAT Indenture and the DPAT II Indenture, as applicable), in each such case, on or after the date on which this Forbearance terminates in accordance with Section 3.

Section 2. Conditions to Effectiveness of Forbearance. This Forbearance shall become effective as of 11:59 p.m. (EST) on January 16, 2019 (the “Effective Date”) upon:

(a) the Buyers having received this Forbearance executed and delivered by the parties hereto; and

(b) the Guarantor having received a forbearance with substantially the same effect as Section 1(a)(ii) of this Forbearance relating to the Specified Guarantor Default and/or any related acceleration of indebtedness resulting solely therefrom with respect to that certain Second Amended and Restated Credit Agreement, dated as of February 9, 2018, by and among the Guarantor, as borrower, CS Cayman, as administrative agent and collateral agent, and the lenders from time to time party thereto.

Section 3. Termination. This Forbearance shall terminate and the waivers herein shall be void, in each case, automatically, immediately and without further action upon the earliest to occur of the following, it being expressly agreed that the effect of such termination will be to permit each of the Secured Parties (as defined below) to exercise any rights, remedies, powers and privileges it may have immediately:

(a) termination of the forbearance referred to in Section 2(b) above,

(b) 11:59 p.m. (EST) on February 8, 2019,

(c) any of the holders, or an agent, trustee or other representative of the holders, of any indebtedness (including any warehouse, credit, repurchase, line of credit, financing, derivative, hedging or forward sale agreements or other Indebtedness or obligation) or any other creditor shall have commenced the exercise of remedies (x) against any assets constituting or contemplated to be Collateral or (y) in a manner that is materially adverse to the rights, claims or interests of any of the Secured Parties as determined by any Buyer in its reasonable discretion,

(d) the failure by any Ditech Party to comply with any of the representations or warranties contained in Section 5, or if the substance of such representation or warranty is inaccurate,

(e) the 2L Indenture Trustee or any holder of notes issued pursuant to the 2L Indenture takes any action in violation of that certain First/Second Lien Intercreditor Agreement, dated as of February 9, 2018, among CS Cayman, as senior collateral agent, and the 2L Indenture Trustee, as junior collateral agent, as amended and in effect on the date hereof,

(f) any Specified Governmental Authority (as defined below) shall have taken any action in the nature of enforcement in connection with the Specified Guarantor Default, solely to the extent that such action would rise to the level of, or otherwise result in, an “Event of Default” under, and as defined in, any Warehouse Facility Agreement or an event that with notice or lapse of time or both would become an “Event of Default”, and

(g) any Ditech Party or Affiliate thereof shall have received any notice from any Specified Governmental Authority revoking or suspending any approval relating to any Collateral, solely to the extent that the effect of such notice, revocation or suspension would rise to the level of, or otherwise result in, an “Event of Default” under, and as defined in, any Warehouse Facility Agreement or an event that with notice or lapse of time or both would become an “Event of Default”;

provided that Sections 4, 5, 7, 8, 9, and 10 shall survive, notwithstanding such termination.

Section 4. Reservation of Rights; Effect and Construction of Agreement.

(a) Except as expressly provided for in Section 1 of this Forbearance, (i) the Warehouse Facility Agreements shall continue to be, and shall remain, in full force and effect in accordance with their terms, (ii) nothing in this Forbearance and no delay or failure of Administrative Agent, any Buyer, any MSFTA Counterparty, the VFN Noteholders or Barclays, CS Cayman or any of their respective Affiliates (collectively, the “Secured Parties”) in any other capacity under any Warehouse Facility Agreement in exercising (or any single or partial exercise of) any right, remedy, power or privilege pursuant to any Warehouse Facility Agreement should, or shall, be construed as a waiver of, or otherwise preclude any other or further exercise of, any of their respective rights, remedies, powers or privileges under any Warehouse Facility Agreement, and (iii) each of the Secured Parties reserves, and has not waived, its rights to exercise, in its sole discretion, any or all of its rights, remedies, powers and privileges under the respective Warehouse Facility Agreements to which such Secured Party is a party or by which it is bound.

(b) This Forbearance shall not be construed to impair the validity, perfection, or priority of any lien, encumbrance or security interest securing any obligations under any Warehouse Facility Agreement. Except to the extent expressly provided in Section 1, the terms and conditions of the Warehouse Facility Agreement shall remain unchanged and in full force and effect, and each of the Secured Parties expressly reserves the right to require strict compliance with the terms of the respective Warehouse Facility Agreements to which such Secured Party is a party or by which it is bound. Each party hereto acknowledges that the terms of this Forbearance shall not constitute a course of dealing among any of the persons or entities party hereto or from time to time party to any of the Warehouse Facility Agreements. The forbearance set forth in Section 1 shall be limited precisely as written and relate solely to the Specified Default in the manner and to the extent described in Section 1.

(c) In entering into this Forbearance, each of the Ditech Parties acknowledges that it is relying on no statement, representation, warranty, covenant, or agreement of any kind made by any Secured Party, except for the agreements of the Secured Parties expressly set forth herein.

(d) This Forbearance constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes any prior oral or written proposals, negotiations, agreements, and understandings relating to such subject matter.

(e) This Forbearance does not constitute an acknowledgement by any Ditech Party or any of their Affiliates that the Specified Guarantor Default will occur or would result in a default, event of default, acceleration event, amortization event or other similar event under any Warehouse Facility Agreement, and each of the Ditech Parties hereby reserves all of its rights under each Warehouse Facility Agreement in connection therewith.

Section 5. Representations. Each Ditech Party, on behalf of itself and its Subsidiaries, hereby represents and warrants that as of the date of this Forbearance it has not agreed with any creditor(s) of Indebtedness of any Ditech Party (or Indebtedness of any Subsidiary of any Ditech Party) to: (i) pay any structuring fee, upfront fee or waiver fee (in each case, howsoever described or denominated), (ii) increase any existing upfront fee or structuring fee (in each case, howsoever described or denominated), or (iii) increase any existing applicable interest margin (howsoever described or denominated), in each case, as consideration for this Forbearance or any other forbearance, waiver, amendment, modification, consent or similar contractual arrangement providing for relief from the Specified Default.

Section 6. Counterparts. This Forbearance may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Forbearance by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Applicable Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS FORBEARANCE, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS FORBEARANCE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

(b) SECTION 10.11(B) OF THE ADMINISTRATION AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS FORBEARANCE AND SHALL APPLY AS IF FULLY SET FORTH HEREIN MUTATIS MUTANDIS.

Section 8. Headings. The headings of this Forbearance are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Benefit of Agreement. This Forbearance shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and permitted assigns. No other Person shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Forbearance.

Section 10. Certain Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Administration Agreement (as defined below). As used herein, the following terms shall have the following meanings:

(a) “Administration Agreement” means that certain Master Administration Agreement, dated as of November 30, 2017 but effective as of the Amendment Effective Date (as defined therein), by and among the Administrative Agent, the Buyers party thereto and the Ditech Parties party thereto, as amended by Amendment No. 1, dated as of February 12, 2018, as further amended, restated, modified and/or supplemented from time to time.

(b) “Collateral” means, collectively, (i) the “Repurchase Assets” (as defined in any Repo Transaction Document), (ii) the collateral under the Netting Agreement, (iii) “Collateral” (as defined in any Servicing Advance Facility Agreement), and (iv) all other assets of any Ditech Party subject to any lien, encumbrance or security interest securing any obligations under any Warehouse Facility Agreement.

(c) “Indebtedness” means any warehouse, credit, repurchase, line of credit, financing, derivative, hedging or forward sale agreements or other Indebtedness (as defined in the Ditech Exit Repurchase Agreement).

(d) “Specified Governmental Authority” means any of Ginnie Mae, Fannie Mae, Freddie Mac, the U.S. Department of Housing and Urban Development, or the Federal Housing Administration or any person, agency or entity acting or purporting to act under governmental authority on behalf of any of the foregoing.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance to be executed and delivered by their respective duly authorized signatories as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Kwaw de Graft-Johnson
Name: Kwaw de Graft-Johnson
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Kwaw de Graft-Johnson
Name: Kwaw de Graft-Johnson
Title: Authorized Signatory

By:	/s/ Kenneth Aiani
Name: Kenneth Aiani
Title: Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Kenneth Aiani
Name: Kenneth Aiani
Title: Authorized Signatory

By:	/s/ Elie Chau
Name: Elie Chau
Title: Authorized Signatory

[SIGNATURE PAGE TO FORBEARANCE]

CREDIT SUISSE AG, NEW YORK BRANCH, as MSFTA Counterparty

By:	/s/ Kenneth Aiani
Name: Kenneth Aiani
Title: Authorized Signatory

CREDIT SUISSE AG, NEW YORK BRANCH, as Series Required Noteholder of the Series 2018-VF1 Notes (as such terms are defined in the DAAT VFN Supplement and the DPAT II VFN Supplement)

By:	/s/ Elie Chau
Name: Elie Chau
Title: Authorized Signatory

[SIGNATURE PAGE TO FORBEARANCE]

BARCLAYS CAPITAL, INC.,
as MSFTA Counterparty

By:	/s/ Joseph O’Doherty
Name: Joseph O’Doherty
Title: Managing Director

BARCLAYS BANK PLC, as Buyer

By:	/s/ Joseph O’Doherty
Name: Joseph O’Doherty
Title: Managing Director

BARCLAYS BANK PLC, as Series Required Noteholder of the Series 2018-VF1 Notes (as such terms are defined in the DAAT VFN Supplement and the DPAT II VFN Supplement)

By:	/s/ Joseph O’Doherty
Name: Joseph O’Doherty
Title: Managing Director

[SIGNATURE PAGE TO FORBEARANCE]

DITECH FINANCIAL LLC, as a Seller Party

By:	/s/ Joanna Colaneri
Name: Joanna Colaneri
Title: Treasurer

REVERSE MORTGAGE SOLUTIONS, INC., as a Seller Party

By:	/s/ Andrew G. Dokos
Name: Andrew G. Dokos
Title: Vice President

RMS REO CS, LLC, as a Seller Party

By:	/s/ Andrew G. Dokos
Name: Andrew G. Dokos
Title: Vice President

RMS REO BRC, LLC, as a Seller Party

By:	/s/ Andrew G. Dokos
Name: Andrew G. Dokos
Title: Vice President

DITECH HOLDING CORPORATION, as Guarantor

By:	/s/ Joanna Colaneri
Name: Joanna Colaneri
Title: Treasurer

[SIGNATURE PAGE TO FORBEARANCE]

DITECH AGENCY ADVANCE TRUST, as Issuer

By: Ditech Financial LLC, as administrator

By:	/s/ Joanna Colaneri
Name: Joanna Colaneri
Title: Treasurer

DITECH PLS ADVANCE TRUST II, as Issuer

By: Ditech Financial LLC, as administrator

By:	/s/ Joanna Colaneri
Name: Joanna Colaneri
Title: Treasurer

[SIGNATURE PAGE TO FORBEARANCE]